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                                                                   EXHIBIT 10.12
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30-Dec-96                                            Conoco Inc.
                                                     6855 So. Havana Street
                                                     Suite 620
                                                     Englewood, Colorado 80112

Energas Corporation
6003 N. Robinson
Oklahoma City, Oklahoma 73118-7425
Attn: Mr. George Shaw

Lease Description:

2-36 Finley State            Section: 25, Township: 41N, Range 64W
                             Niobrara County, Wyoming

This letter confirms your agreement to sell and Conoco Inc.'s ("Conoco") agreement to purchase the crude oil and/or condensate ("Oil") production from this subject lease(s).

Price and Custody Transfer
Conoco Inc. will purchase, at the lease tanks, the allowable marketable crude oil and/or condensate from the lease. The purchase shall be under the provisions of Conoco's Basic Division Order, property executed by all owners of interest, and at Conoco's Wyoming Sweet Powder River Basin posted price plus a $1.35/bbl bonus, gravity adjusted, equal daily quantities. Conoco will be responsible for paying Conservation taxes only.

Warranty
You, as seller, warrant that the crude oil and/or condensate delivered is not contaminated by chemicals foreign to virgin crude and/or condensate including, but not limited to, chlorinated and/or oxygenated hydrocarbons. Conoco shall have the right, without prejudice, to reject and return quantities of crude oil and/or condensate which are found to be so contaminated, even after delivery to Conoco.

Division Order - Title Requirements
The operator will, at its expense, furnish to Conoco Inc. Real Property Administration Department, P.O. Box 1267, Ponca City, Oklahoma 74603, evidence of title, acceptable to Conoco, as may be requested to determine the proper method and manner of disbursing payments. Evidence of title shall be furnished in the form and manner indicated below, along with a list showing names, Social Security numbers or Tax I.D. numbers, and current mailing addresses of all owners of interest. Division orders will be mailed to all owners of interest by Conoco Inc.

Please submit the original and two (2) copies of acceptable division order title opinion and necessary supplements thereto addressed to Conoco and covering the lands included in the above-described lease(s) as prescribed by Conoco. These documents shall be prepared on the basis of an attorney's examinations of (i) complete abstract coverage of the lands included in the subject lease(s) from the inception of the title to a time subsequent to the date of the first delivery of oil purchased by Conoco hereunder, certified by a bonded abstractor authorized to do business in the county or counties in which the lands are located; (ii) complete copies of the subject lease(s), together with receipts showing the proper payment of all delay rentals previously due and payable;
(iii) copies of all spacing, unitization, or other conservation orders affecting the subject lease(s); and (iv) such other evidence of title to said land or the production therefrom as may be necessary or required by Conoco.

         Please indicate the name and address of the attorney who will prepare the division order title opinion:
         ----------------------------------------------------------------------
         Name of Attorney:   Craig Newman
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         Address:  P.O. Box 530    Casper, WY 82602
         ----------------------------------------------------------------------

Enclosed please find the instructions as to Conoco's requirements regarding the content and basis for preparation of the division order title opinion. These instructions should be followed by the attorney preparing such opinion.

Termination:
Either party may terminate this agreement by so notifying the other party in writing. Such termination shall be effective upon the other party's receipt of such written notice.

We appreciated this opportunity to do business with you. Please give us a call if you have questions.

Yours truly,

                                             Accepted:  12-31-96
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Conoco Inc.                                  Firm  Energy Corp.
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By:  Jack Cartmill                           By:  George Shaw
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         Signature                                     Signature

      Jack Cartmill                                   George Shaw
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      Printed Name                                    Printed Name


Senior Lease Representative                            President
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          Title                                          Title

      (303) 649-4004
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        Telephone